UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2013

SUPERVALU INC.

 (Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7075 Flying Cloud Drive
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On May 7, 2013, Sherry M. Smith, the Executive Vice President and Chief Financial Officer of SUPERVALU INC. (the “Company”) agreed to remain employed in that position until July 31, 2013 pursuant to the current terms of her employment, plus a retention payment of $300,000.

(e)                                  On May 6, 2013, the Leadership Development and Compensation Committee of the Company’s Board of Directors took the following actions:

•                  Amended the Company’s 2012 Stock Plan to change the definition of “Change of Control” to make it more restrictive.  Prior to the amendment, the definition of  “Change of Control” included, among other things, “the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors”.  The amendment changed “twenty percent (20%) or more” to “more than fifty percent (50%)”. The 2012 Stock Plan as amended is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

•                  Adopted new forms of award agreements and terms and conditions for employee stock options, director stock options, restricted stock awards and bonus restricted stock awards granted under the 2012 Stock Plan, which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

•                  Adopted the Fiscal 2014 Equity Incentive Program (the “Program”) which provides for the grant of stock options to executive officers and key employees under the Company’s 2012 Stock Plan.  The option grants were effective on May 7, 2013, the day following the end of the Company’s insider trading blackout period, in accordance with the Company’s policy on equity grants.  Stock options were granted under the Program to Sam Duncan, subject to Board approval, and to Janel Haugarth for 829,892 and 276,631 shares, respectively. The stock options have an exercise price of $6.49 (the closing price of the Company’s Common Stock on the grant date), are exercisable in three equal installments on each of the first three anniversaries of the grant date, and have the other terms and conditions set forth in the form of stock option agreement and terms and conditions for employees which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

•                  Recommended for approval by the Board of Directors the modification to the compensation program for the Board of Directors described below.

On May 6, 2013, upon recommendation from the Leadership Development and Compensation Committee, the Company’s Board of Directors approved the stock option grant to Sam Duncan under the Fiscal 2014 Equity Incentive Program described above.

On May 6, 2013, upon recommendation of the Corporate Governance and Nominating Committee and the Leadership Development and Compensation Committee, the Company’s Board of Directors approved the following modification to the compensation program for the Board of Directors:

•                  Awarded a one-time grant to Bob Miller, the Non-executive Chairman of the Board, of stock options for one million shares of the Company’s common stock in lieu of any other compensation that would have been payable to him as the Non-executive Chairman for the period commencing with his service on the Board of Directors on March 21, 2013 and ending at the time of the annual meeting of stockholders in 2014.  The option grant was effective on May 7, 2013, the day following the end of the Company’s insider trading blackout period, in accordance with the Company’s policy on equity grants.  The stock option has an exercise price of $6.49 (the closing price of the Company’s Common Stock on the date of grant), is exercisable in three equal installments on each of the first three anniversaries of the grant date and has the other terms and conditions set forth in the form of stock option agreement and terms and conditions for directors which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	SUPERVALU INC. 2012 Stock Plan as amended May 6, 2013*
10.2	SUPERVALU INC. 2012 Stock Plan Form of Stock Option Agreement and Terms and Conditions (Employees) adopted May 6, 2013*
10.3	SUPERVALU INC. 2012 Stock Plan Form of Stock Option Agreement and Terms and Conditions (Directors) adopted May 6, 2013*
10.4	SUPERVALU INC. 2012 Stock Plan Form of Restricted Stock Award Agreement and Terms and Conditions adopted May 6, 2013*
10.5	SUPERVALU INC. 2012 Stock Plan Form of Bonus Restricted Stock Award Agreement and Terms and Conditions adopted May 6, 2013*

*	Indicates management contracts, compensatory plans or arrangements required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2013

SUPERVALU INC.

By:	/s/ Sherry M. Smith

Sherry M. Smith
Executive Vice President and
Chief Financial Officer
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
10.1	SUPERVALU INC. 2012 Stock Plan as amended May 6, 2013*
10.2	SUPERVALU INC. 2012 Stock Plan Form of Stock Option Agreement and Terms and Conditions (Employees) adopted May 6, 2013*
10.3	SUPERVALU INC. 2012 Stock Plan Form of Stock Option Agreement and Terms and Conditions (Directors) adopted May 6, 2013*
10.4	SUPERVALU INC. 2012 Stock Plan Form of Restricted Stock Award Agreement and Terms and Conditions adopted May 6, 2013*
10.5	SUPERVALU INC. 2012 Stock Plan Form of Bonus Restricted Stock Award Agreement and Terms and Conditions adopted May 6, 2013*

*	Indicates management contracts, compensatory plans or arrangements required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K